Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2010	6/30/2009	% Chg	6/30/2010	6/30/2009	% Chg
Operating Revenues
Wireless service	$13,186	$11,960	10.3%	$26,036	$23,606	10.3%
Voice	7,219	8,255	-12.5%	14,698	16,758	-12.3%
Data	6,848	6,323	8.3%	13,479	12,605	6.9%
Directory	1,007	1,211	-16.8%	2,048	2,460	-16.7%
Other	2,548	2,865	-11.1%	5,077	5,642	-10.0%
Total Operating Revenues	30,808	30,614	0.6%	61,338	61,071	0.4%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	12,381	12,557	-1.4%	24,716	24,758	-0.2%
Selling, general and administrative	7,475	7,682	-2.7%	14,863	15,340	-3.1%
Depreciation and amortization	4,838	4,875	-0.8%	9,638	9,733	-1.0%
Total Operating Expenses	24,694	25,114	-1.7%	49,217	49,831	-1.2%
Operating Income	6,114	5,500	11.2%	12,121	11,240	7.8%
Interest Expense	754	876	-13.9%	1,519	1,722	-11.8%
Equity in Net Income of Affiliates	195	231	-15.6%	412	368	12.0%
Other Income (Expense) - Net	723	30	-	700	15	-
Income from Continuing Operations Before Income Taxes	6,278	4,885	28.5%	11,714	9,901	18.3%
Income Taxes	2,173	1,612	34.8%	5,048	3,423	47.5%
Income from Continuing Operations	4,105	3,273	25.4%	6,666	6,478	2.9%
Income (Loss) from Discontinued Operations, net of tax	(4)	3	-	(3)	(1)	-
Net Income	4,101	3,276	25.2%	6,663	6,477	2.9%
Less: Net Income Attributable to Noncontrolling Interest	(78)	(78)	0.0%	(165)	(153)	-7.8%
Net Income Attributable to AT&T	$4,023	$3,198	25.8%	$6,498	$6,324	2.8%

Basic Earnings Per Share from Continuing
Operations Attributable to AT&T	$0.68	$0.54	25.9%	$1.10	$1.07	2.8%
Basic Earnings Per Share from Discontinued
Operations Attributable to AT&T	-	-	-	-	-	-
Basic Earnings Per Share Attributable to AT&T	$0.68	$0.54	25.9%	$1.10	$1.07	2.8%
Weighted Average Common
Shares Outstanding (000,000)	5,909	5,900	0.2%	5,907	5,898	0.2%

Diluted Earnings Per Share from Continuing
Operations Attributable to AT&T	$0.68	$0.54	25.9%	$1.10	$1.07	2.8%
Diluted Earnings Per Share from Discontinued
Operations Attributable to AT&T	-	-	-	-	-	-
Diluted Earnings Per Share Attributable to AT&T	$0.68	$0.54	25.9%	$1.10	$1.07	2.8%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,937	5,923	0.2%	5,936	5,923	0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2010	6/30/2009	% Chg	6/30/2010	6/30/2009	% Chg
Segment Operating Revenues
Service	$13,186	$11,960	10.3%	$26,036	$23,606	10.3%
Equipment	1,056	1,262	-16.3%	2,103	2,454	-14.3%
Total Segment Operating Revenues	14,242	13,222	7.7%	28,139	26,060	8.0%

Segment Operating Expenses
Operations and support	8,562	8,428	1.6%	16,745	16,314	2.6%
Depreciation and amortization	1,578	1,504	4.9%	3,136	3,003	4.4%
Total Segment Operating Expenses	10,140	9,932	2.1%	19,881	19,317	2.9%
Segment Operating Income	4,102	3,290	24.7%	8,258	6,743	22.5%
Equity in Net Income of Affiliates	7	-	-	20	-	-
Segment Income	$4,109	$3,290	24.9%	$8,278	$6,743	22.8%

Segment Operating Income Margin	28.8%	24.9%		29.3%	25.9%

Wireline
Segment Operating Revenues
Voice	$7,219	$8,255	-12.5%	$14,698	$16,758	-12.3%
Data	6,848	6,323	8.3%	13,479	12,605	6.9%
Other	1,329	1,411	-5.8%	2,640	2,788	-5.3%
Total Segment Operating Revenues	15,396	15,989	-3.7%	30,817	32,151	-4.1%

Segment Operating Expenses
Operations and support	10,389	10,924	-4.9%	21,006	21,856	-3.9%
Depreciation and amortization	3,123	3,194	-2.2%	6,219	6,368	-2.3%
Total Segment Operating Expenses	13,512	14,118	-4.3%	27,225	28,224	-3.5%
Segment Operating Income	1,884	1,871	0.7%	3,592	3,927	-8.5%
Equity in Net Income of Affiliates	-	4	-	5	7	-28.6%
Segment Income	$1,884	$1,875	0.5%	$3,597	$3,934	-8.6%

Segment Operating Income Margin	12.2%	11.7%		11.7%	12.2%

Advertising Solutions
Segment Operating Revenues	$1,007	$1,211	-16.8%	$2,048	$2,460	-16.7%

Segment Operating Expenses
Operations and support	673	706	-4.7%	1,348	1,427	-5.5%
Depreciation and amortization	132	166	-20.5%	270	342	-21.1%
Total Segment Operating Expenses	805	872	-7.7%	1,618	1,769	-8.5%
Segment Operating Income	202	339	-40.4%	430	691	-37.8%
Equity in Net Income (Loss) of Affiliates	-	-	-	-	-	-
Segment Income	$202	$339	-40.4%	$430	$691	-37.8%

Segment Income Margin	20.1%	28.0%		21.0%	28.1%

Other
Segment Operating Revenues	$163	$192	-15.1%	$334	$400	-16.5%
Segment Operating Expenses	237	192	23.4%	493	521	-5.4%
Segment Operating Income (Loss)	(74)	-	-	(159)	(121)	-31.4%
Equity in Net Income of Affiliates	188	226	-16.8%	387	360	7.5%
Segment Income from Continuing Operations	$114	$226	-49.6%	$228	$239	-4.6%

Segment Income Margin	69.9%	-		68.3%	59.8%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	6/30/10	12/31/09
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,377	$3,741
Accounts receivable - net of allowances for
doubtful accounts of $1,084 and $1,202	13,780	14,845
Prepaid expenses	1,666	1,562
Deferred income taxes	1,225	1,247
Other current assets	3,344	3,792
Total current assets	21,392	25,187
Property, plant and equipment	236,187	230,295
Less: accumulated depreciation and amortization	(135,885)	(130,242)
Property, Plant and Equipment - Net	100,302	100,053
Goodwill	73,484	72,782
Licenses	49,957	48,741
Customer Lists and Relationships - Net	6,047	7,393
Other Intangible Assets - Net	5,539	5,494
Investments in Equity Affiliates	4,346	2,921
Other Assets	6,489	6,275
Total Assets	$267,556	$268,846

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$9,721	$7,361
Accounts payable and accrued liabilities	18,157	21,260
Advanced billing and customer deposits	3,943	4,170
Accrued taxes	1,879	1,681
Dividends payable	2,482	2,479
Total current liabilities	36,182	36,951
Long-Term Debt	60,277	64,720
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	25,615	23,781
Postemployment benefit obligation	27,421	27,847
Other noncurrent liabilities	14,578	13,226
Total deferred credits and other noncurrent liabilities	67,614	64,854
Stockholders' Equity
Common stock ($1 par value, 14,000,000,000 authorized
at June 30, 2010 and December 31, 2009: issued
6,495,231,088 at June 30, 2010 and December 31, 2009)	6,495	6,495
Additional paid-in capital	91,628	91,707
Retained earnings	40,909	39,366
Treasury stock (586,184,637 at June 30, 2010 and
593,300,187 at December 31, 2009, at cost)	(21,134)	(21,260)
Accumulated other comprehensive loss	(14,852)	(14,412)
Noncontrolling interest	437	425
Total stockholders' equity	103,483	102,321
Total Liabilities and Stockholders' Equity	$267,556	$268,846

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited
	Six months ended
	June 30,
	2010	2009
Operating Activities
Net income	$6,663	$6,477
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,638	9,733
Undistributed earnings from investments in equity affiliates	(378)	(339)
Bad debt expense	671	975
Deferred income tax expense	2,076	746
Net (gain) loss from impairment and sale of investments	(641)	92
Changes in operating assets and liabilities:
Accounts receivable	394	169
Other current assets	389	(58)
Accounts payable and accrued liabilities	(3,063)	(2,054)
Net income attributable to noncontrolling interest	(165)	(153)
Other - net	226	184
Total Adjustments	9,147	9,295
Net Cash Provided by Operating Activities	15,810	15,772

Investing Activities
Construction and capital expenditures
Capital expenditures	(7,856)	(7,017)
Interest during construction	(379)	(368)
Acquisitions, net of cash acquired	(2,554)	(55)
Dispositions	14	199
(Purchases) and sales of securities, net	(545)	4
Other	17	14
Net Cash Used in Investing Activities	(11,303)	(7,223)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	3,280	(3,915)
Issuance of long-term debt	-	8,161
Repayment of long-term debt	(4,661)	(2,036)
Issuance of treasury stock	5	4
Dividends paid	(4,960)	(4,834)
Other	(535)	(381)
Net Cash Used in Financing Activities	(6,871)	(3,001)
Net increase (decrease) in cash and cash equivalents	(2,364)	5,548
Cash and cash equivalents beginning of year	3,741	1,727
Cash and Cash Equivalents End of Period	$1,377	$7,275

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2010	6/30/2009	% Chg	6/30/2010	6/30/2009	% Chg

Wireless
Wireless Customers (000)				90,130	79,600	13.2%
Net Customer Additions (000)	1,562	1,368	14.2%	3,419	2,591	32.0%
M&A Activity, Partitioned Customers and Other Adjs. (000)	1,581	-		1,591	-
Total Churn7	1.29%	1.48%	-19 BP	1.29%	1.52%	-23 BP
Postpaid Customers (000)7				66,970	61,647	8.6%
Net Postpaid Customer Additions (000)7	496	1,128	-56.0%	1,008	2,025	-50.2%
Postpaid Churn7	1.01%	1.07%	-6 BP	1.04%	1.11%	-7 BP
Licensed POPs (000,000)				307	306	0.3%
Prepaid Customers (000)7				5,881	5,558	5.8%
Net Prepaid Customer Additions (000)7	300	(412)		324	(567)
Connected Devices Customers (000)7				6,682	3,109
Net Connected Devices Customer Additions (000)7	896	304		1,948	448

In-Region Wireline 1
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections 2				25,780	29,047	-11.2%
Consumer Wired Broadband Connections 3				13,925	13,454	3.5%
Video Connections: 4
Satellite Connections				2,053	2,210	-7.1%
U-verse Video Connections				2,504	1,577	58.8%
Total Consumer Revenue Connections (000)				44,262	46,288	-4.4%

Net Consumer Revenue Connection Changes (000)	(782)	(559)	-39.9%	(1,025)	(755)	-35.8%

Broadband and Video
Total Broadband Connections (000) 5				17,439	16,945	2.9%
Net Broadband Connection Changes (000) 5	(93)	209		185	680	-72.8%
Total Video Connections (000) 4				4,558	3,787	20.4%
Net Video Connection Changes (000) 4	135	253	-46.6%	319	552	-42.2%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$4,709	$3,854	22.2%	$7,856	$7,017	12.0%
Interest during construction	$195	$183	6.6%	$379	$368	3.0%
Dividends Declared per Share	$0.4200	$0.4100	2.4%	$0.8400	$0.8200	2.4%
End of Period Common Shares Outstanding (000,000)				5,909	5,900	0.2%
Debt Ratio 6				40.3%	43.7%	-340 BP
Total Employees				272,450	288,660	-5.6%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over IP connections.
3	Consumer Wired Broadband Connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total broadband connections include DSL lines, U-verse High Speed Internet access, satellite broadband and 3G LaptopConnect cards.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
7	Prior year amounts restated to conform to current period reporting methodology.

Note: For the end of 2Q10, total switched access lines were 46,558, retail business switched access lines totaled 19,465, and wholesale and coin switched access lines totaled 2,641. These include 1,725 retail business and 102 wholesale lines that are used solely by AT&T or our subsidiaries.